OTHER FINANCE EXPENSES (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
SCHEDULE OF OTHER FINANCE EXPENSES (INCOME), NET

	Year ended December 31
	2025	2024	2023
	U.S. dollars in thousands
Interest on deposits	(70)	(205)	(265)
Foreign exchange losses (gain), net	(124)	323	(206)
Fair value adjustments of warrants liability	2,425	25	-
SEPA set up fees	-	100	-
Bank fees	27	15	15
Other	40	25	-
	2,298	283	(456)